                                                                  EXHIBIT 10.1.2

                                INSTALLMENT NOTE

$ 400,000.00          St Petersburg        FL              May 1, 1996
-------------        ------------------------------  ---------------------------
                           (City)       (State)               (Date)

For value received, the undersigned (whether one or more, hereinafter called the "Obligors") promise(s) to pay to the order of SouthTrust Bank of Florida, National Association (hereinafter called the "Bank" or, together with any other holder of this note, the "Holder"), at any office of the Bank in St Petersburg, FL, or at such other place as the Holder may designate, the principal sum of FOUR HUNDRED THOUSAND AND NO/100 Dollars, together with interest thereon at the rate and on the date(s) provided below from the date of this note (or other interest accrual date shown below) until maturity, and with interest on the unpaid principal balance after maturity at the rate which is 2 percent per annum in excess of the rate stated below or the maximum rate allowed by law, whichever is less, from maturity until said indebtedness is paid in full. Interest will accrue beginning on the date of this note unless another date is shown here:________________________________________.

INTEREST RATE.
|_| Variable Rate --
    Interest from date

The above-stated sum shall accrue interest as follows (check applicable box(es)):

Interest will accrue on the above-stated principal sum at the rate per annum which is _________________ percentage points in excess of the Index Rate. Unless another rate is made applicable below, the "Index Rate" is the rate of interest designated by the Bank periodically as its Base Rate. The Base Rate is not necessarily the lowest rate charged by the Bank. The Base Rate on the date of this note is _____________________ percent.

|_| (check box if applicable) The "Index Rate" is the weekly auction average yield of ____________ -week U.S. Treasury Bills at the most recent auction prior to the data the Index Rate is calculated. The Index Rate on the date of this note is____________ percent. The rate of interest payable under this note will change to reflect any change in the Index Rate:

|_|   on any day the Index Rate changes.

|_|   on the _____________ day of each month hereafter.

|_|   on the day each payment of interest is due as provided below.

|_|_______________________________________________________

Obligors may prepay this note in full at any time without penalty.

|X| Fixed Rate --
    Interest from date

Interest will accrue on the above-stated principal sum at the rate of 8.75% percent per annum.

      Interest on the principal sum will be calculated at the rate set forth above on the basis of a |X| 360 |_| 365 day year and the actual number of days elapsed by multiplying the principal sum by the per annum rate set forth above, multiplying the product thereof by the actual number of days elapsed, and dividing the product so obtained by |X| 360 |_| 365.

PAYMENT SCHEDULE. The above-stated principal sum and interest thereon shall be paid as follows (check applicable box(es)):

|_| Installments
    of Principal,
    Interest Paid
    Separately

The Obligors promise to pay the above-stated principal sum in ________________ consecutive |_| monthly installments |_| quarterly installments |_|_____________ installments in the amount of $_____________________ each, beginning_______________________ and continuing on the same day of each month, quarter, or other period (as applicable) thereafter until __________________ at which time the unpaid balance of the principal sum and all accrued bid unpaid interest thereon shall be due and payable.

The Obligors promise to pay accrued interest on the principal sum: |_| monthly |_| quarterly |_| ___________________ beginning ______________________ and
continuing on the same day of each month, quarter, or other period (as applicable) thereafter until maturity.

|X| Installments
    of Principal and
    Interest

The Obligors promise to pay the above-stated principal sum and interest thereon in 59 consecutive |X| monthly installments |_| quarterly installments |_| __________________installments in the amount of $ 8,254.89 each, beginning June 1, 1996 and continuing on the same day of each month, quarter, or other period (as applicable) thereafter until May 1, 2001 at which time the unpaid balance of the principal sum and all accrued but unpaid interest thereon shall be due and payable.

LOAN FEE. (This provision applicable only if completed):

      A loan fee in the amount of $2,000.00 has been |_| included in the amount of this note and paid to the Bank from the loan proceeds. |X| paid to the Bank by cash or check at closing. The loan fee is earned by the Bank when paid and is not subject to refund except to the extent required by law.

LATE CHARGE.

      If any scheduled payment is in default 10 days or more, Obligors agree to pay a late charge equal to 5% of the amount of the payment which is in default, but not less than $.50 or more than the maximum amount allowed by applicable law.

PREPAYMENT.

      If the interest rate on this note is a variable rate, Obligors may prepay this note in full at any time without premium or penalty. If the interest rate on this note is a fixed rate, unless the paragraph which follows is applicable, prepayment of the principal sum of this note in whole or in part is not permitted.

|_| If this box is checked, and if the interest rate on this note is a fixed rate, Obligors may not prepay this note in whole or in part during the first year after the date of this note. Thereafter, prepayment will be permitted on any scheduled payment date on condition that the amount of the prepayment must equal the sum of (a) the principal amount prepaid plus (b) accrued interest on the amount prepaid plus (c) a premium equal to 1% of the principal amount prepaid multipled times the number of years or parts of a year remaining until final scheduled maturity of this note. No prepayment premium need be paid if prepayment is made within one year prior to the final scheduled maturity of this note.

      If prepayment in full without penalty or premium is required to be permitted by applicable law, the foregoing provisions will not apply and prepayment will be allowed in accordance with such law.

COLLATERAL

      This note is secured by every security agreement, pledge, assignment, stock power, mortgage, deed of trust, security deed and/or other instrument covering personal or real property (all of which are, hereinafter included in the term "Separate Agreements") which secures an obligation so defined as to include this note, including without limitation all such Separate Agreements which are of even date herewith and/or described in the space below. In addition, as security for the payment of any and all liabilities and obligations of the Obligors to the Holder (including this note and the indebtedness evidenced by this note and all extensions, renewals and modifications thereof, and all writings delivered in substitution therefor) and all claims of every nature of the Holder against the Obligors, whether present or future, and whether joint, several, absolute, contingent, matured, liquidated, unliquidated, and direct or indirect (all of the foregoing are hereinafter included in the term "Obligations") the Obligors hereby assign to the Holder and grant to the Holder a security interest in and security title to the property (the "Collateral") described below: (Describe Separate Agreements and Collateral.)

      As further described in Security Agreement dated May 1, 1996 and Security Agreement dated 8/16/95 filed under loan #9520773-00001; Cross-Collateralized and Cross-Defaulted with Loan #9520773-00001

      The Obligors are jointly and severally liable for the payment of this note and have subscribed their names hereto without condition that anyone else should sign or become bound hereon and without any other condition whatever being made. The provisions printed on the back of this page are a part of this note. The provisions of this note are binding on the heirs, executors, administrators, successors and assigns of each and every Obligor and shall inure to the behalf of the Holder, its successors and assigns. This note is executed under the seal of each of the Obligors and of the indorsers, if any.

           The provisions on the reverse side are a part of this note.

   CAUTION - IT IS IMPORTANT THAT YOU THOROUGHLY READ THE CONTRACT BEFORE YOU
                                    SIGN IT.

Address of Obligor:

                                         Telecommunications Service Center, Inc.
412 East Madison St. Ste. 1215           and David Veltman
------------------------------------     ----------------------------------------(SEAL)
Tampa, FL 33602
------------------------------------


                                         By /s/ Harold Shankland        President
------------------------------------        -------------------------------------------
                                                Harold Shankland          Title


No. 9520773-00002                        Signature /s/ David Veltman
------------------------------------               ------------------------------(SEAL)
                                                       David Veltman, Director


Officer: Vicki Spears                    Signature /s/ Raoul Boielle
------------------------------------               ------------------------------(SEAL)
                                                       Raoul Boielle, CEO
Branch: Corporate
------------------------------------


SF52709 (R) SouthTrust Corporation Rev. 11/90

               Additional Terms and Conditions of Installment Note

                       (Terms Continued from Reverse Side)

      If the Obligors fail to pay any installment of principal or interest or any other sum under this note exactly when it is due or fail to perform any other covenant under this note when due (time being of the essence of every term of this note), or if any of the Obligors or any guarantor or indorser of this note shall die (if an individual) or dissolve or cease to do business (if a partnership or corporation), or if any of the Obligors or any guarantor or indorser of this note becomes insolvent, or makes a general assignment for the benefit of creditors, or files or has filed against him or if a petition under any chapter of the Federal Bankruptcy Code, or files or has filed against him or if an application in any court for the appointment of a receiver or trustee of any substantial part of his or its property or assets, or if a judgment is entered against any of the Obligors or any such guarantor or indorser of a levy, writ of execution, attachment or garnishment is issued against any of the Obligors or any such guarantor or indorser or any of his or its property or assets: or if any Obligor, indorser or guarantor of this note transfers all or any valuable part of his, her or its assets outside the ordinary course of business, or wastes, loses, or dissipates or permits waste, loss or dissipation of any valuable part of such person's assets; or if any Obligors, indorser or guarantor of this note is a partnership, and any general partner of such partnership withdraws or is removed; or if any Obligor, indorser or guarantor of this note is a corporation and ownership or power to vote more than 50 percent of the voting stock of such corporation is transferred, directly or indirectly (including through any voting trust, irrevocable proxy, or the like), during any 12 month period; of if any default or breach occurs, under any of the Separate Agreements, or if at any time in the opinion of the Holder the financial responsibility of any Obligor or any guarantor or indorser of this note becomes impaired, then, if any of the foregoing shall occur, the entire unpaid principal sum of this note and all accrued but unpaid interest thereon shall, at the option of the Holder and without requirement of notice or demand, become due and payable immediately, notwithstanding any time or credit allowed under this note or under any other agreement made by the Holder with the Obligors.

      As additional Collateral for the payment of all Obligations, the Obligors jointly and severally transfer, assign, pledge, and set over to the Holder, and grant the Holder a continuing lien upon and security interest in, any and all property of each Obligor that for any purpose, whether in trust for any Obligor or for custody, pledge, collection or otherwise, is now or hereafter in the actual or constructive possession of, or in transit to, the Holder in any capacity, its correspondents or agents, and also a continuing lien upon and right of set-off against deposits and credits of each Obligor with, and all claims of each Obligor against, the Holder now or at any time hereafter existing. The Holder is hereby authorized at any time or times and without prior notice to apply such property, deposits, credits, and claims, in whole or in part and in such order as the Holder may elect, to the payment of, or as a reserve against, one or more of the Obligations whether other Collateral therefor is deemed adequate or not. All such property, deposits, credits and claims of the Obligors are included in the term Collateral, and the Holder shall have (unless prohibited by law) the same rights with respect to such Collateral as it has with respect to other Collateral.

      Without the necessity for any further notice to or consent of any Obligor, the Holder may exercise any rights of any of the Obligors with respect to any Collateral, including without limitation thereto the following rights: (1) to record or register in, or otherwise transfer into, the name of the Holder or its nominee any part of the Collateral, without disclosing that the Holder's interest is that of a secured party; (2) to pledge or otherwise transfer any or all of the Obligations and/or Collateral, whereupon any pledgee or transferee shall have all the rights of the Holder hereunder, and the Holder shall thereafter be fully discharged and relieved from all responsibility and liability for the Collateral so transferred but shall retain all rights and powers thereunder as to all Collateral not so transferred; (3) to take possession of any Collateral and to receive any proceeds of and dividends and income on any Collateral, including money, and to hold the same as Collateral or apply the same to any of the Obligations, the manner, order and extent of such application to be in the sole discretion of the Holder; (4) to exercise any and all rights of voting, conversion, exchange, subscription and other rights or options pertaining to any Collateral; and (5) to liquidate, demand, sue for, collect, compromise, receive and give receipt for the cash or surrender value of any Collateral. If for any reason whatsoever the Collateral shall cease to be satisfactory to the Holder, the Obligors shall upon demand deposit with the Holder additional Collateral satisfactory to the Holder. Surrender of this note, upon payment or otherwise, shall not affect the right of the Holder to retain the Collateral as security for other Obligations. Upon default, the Obligors agree to assemble the Collateral and make it available to Holder at such place or places as the Holder shall designate.

      The Holder shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral which is in its possession if it takes such reasonable actions for that purpose as the pledgor of such Collateral shall request in writing, but the Holder shall have the sole discretion to determine whether such actions are reasonable. Any omission to do any act not requested by the pledgor shall not be deemed a failure to exercise reasonable care. The Obligors shall be responsible for the preservation of the Collateral and shall take all steps to preserve rights against prior parties. The Holder shall not be liable for, and no Obligor, indorser, or guarantor shall be discharged to any extent on account of, any failure to realize upon, or to exercise any right or power with respect to, any of the Obligations or Collateral, or for any delay in so doing.

      The Holder, without making any demand whatsoever, shall have the right to sell all or any part of the Collateral, although the Obligations may be contingent or unmatured, whenever the Holder considers such sale necessary for its protection. Sale of the Collateral may be made, at any time and from time to time, at any public or private sale at the option of the Holder, without advertisement or notice to any Obligor, except such notice as is required by law and cannot be waived. The Holder may purchase the Collateral at any such sale (unless prohibited by law) free from any equity of redemption and from all other claims. After deducting all expenses including legal expenses and attorney's fees as provided below, for maintaining or selling the Collateral and collecting the proceeds of sale, the Holder shall have the right to apply the remainder of said proceeds in payment of, or as a reserve against, any of the Obligations, the manner, order and extent of such application to be in the sole discretion of the Holder. To the extent notice of any sale or other disposition of the Collateral is required by law to be given to any Obligor and cannot be waived, the requirement of reasonable notice shall be met by sending such notice, as provided below, at least ten (10) calendar days before the time of sale or disposition. The Obligor shall remain liable to the Holder for the payment of any deficiency with interest at the rate provided hereinabove. However, the Holder shall not be obligated to resort to any Collateral but, at its election, may proceed to enforce any of the Obligations in default against any or all of the Obligors.

      With respect to any and all Obligations, to the extent permitted by applicable law, the Obligors and any indorsers of this note jointly and severally waive the following: (1) all rights of exemption of property from levy or sale under execution or other process for the collection of debts under the constitution and laws of the United States or of any state thereof; (2) demand, presentment, protest, notice of dishonor, suit against any party and all other requirements necessary to charge or hold any Obligor or indorser liable on any Obligation; (3) any further receipt for or acknowledgment of the Collateral now or hereafter deposited and any statement of indebtedness; (4) all statutory provisions and requirements for the benefit of any Obligor or indorser, now or hereafter in force (to the extent that same may be waived); (5) the right to interpose any set-off or counterclaim of any nature or description in any litigation in which the Holder and any Obligor or indorser shall be adverse parties; and (6) notice of any intended public or private sale or sales or other intended disposition by the Holder of the Collateral or any part thereof. The Obligors and indorsers agree that any Obligations of any Obligor may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, discharged or released by the Holder, and any Collateral, lien and/or right of set-off securing any Obligation may from time to time, in whole or in part, be exchanged, sold, released, or otherwise impaired, all without notice to or further reservations of rights against any Obligor or any other person and all without in any way affecting or discharging the liability of any Obligor or indorser. The Obligors jointly and severally agree to pay all filing fees and taxes in connection with this note or the Collateral and all costs of collecting or securing or attempting to collect or secure any of the Obligations, including an attorney's fee in the amount which is 15% of the unpaid balance of this note if this note is referred to an attorney, not a salaried employee of the Holder, for collection following any default hereunder by the Obligors.

      The Holder shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies, and no waiver of any kind shall be valid, unless in writing and signed by the Holder. All rights and remedies of the Holder under the terms of this note and under statutes or rules of law are cumulative and may be exercised successively or concurrently. The Obligors jointly and severally agree that the Holder shall be entitled to all rights of a holder in due course of a negotiable instrument. This note shall be governed by and construed in accordance with the substantive laws of the United States and the state where the office of the Bank set forth above in the first paragraph of this note is located, without regard to the rules of such state governing conflicts of law. Any provision of this note which may be unenforceable or invalid under any law shall be ineffective to the extent of such unenforceability or invalidity without affecting the enforceability or validity of any other provision hereof. Any notice required to be given to any person shall be deemed sufficient if delivered to such person or if mailed, postage prepaid, to such person's address as it appears on this note or, if none appears, to any address of such person in the Holder's files. The Holder shall have the right to correct patent errors in this note. A photocopy of this note may be filed as a financing statement in any public office.

      The Obligors understand that the Bank may enter into participation agreements with participating banks where the Bank will sell undivided interests in this note to such other banks. The Obligors consent that the Bank may furnish information regarding the Obligors, including financial information, to such banks from time to time and also to prospective participating banks in order that such banks may make an informed decision whether to purchase a participation in this note. The Obligors hereby grant to each such participating bank, to the extent of its participation in this Note, the right to set off deposit accounts maintained by the Obligors, or any of them, with such bank, against unpaid sums owed under this Note. Upon written request from the Holder, the Obligors agree to make each payment under this note directly to each such participating bank in proportion to the participant's interest in this Note as set forth in such request from the Holder.

      If, at any time, the rate or amount of interest, late charge, attorney's fee or any other charge payable under this note shall exceed the maximum rate or amount permitted by applicable law, then, for such time as such rate or amount would be excessive, its application shall be suspended and there shall be charged instead the maximum rate or amount permitted under such law, and any excess interest or other charge paid by the Obligors or collected by the Holder shall be refunded to the Obligors or credited, against the principal sum of this note, at the election of the Holder or as required by applicable law. Obligors agree that the late charge provided in this note is a reasonable estimate of probable additional unanticipated internal costs to the Holder of reporting and accounting for the late payment, that such costs are difficult or impossible to estimate accurately, and that the agreement to pay a late charge is a reasonable liquidated damages provision.

      Notwithstanding any provision of this note to the contrary, if the Obligors are one or more natural persons and the loan is used for personal, family, or household use other than for the purchase of real property, the following provisions are applicable: (a) the waivers of exemption of property from levy or sale under execution or other process for the collection of debts, as hereinabove provided, applies only with respect to the Collateral, if any, for this note; (b) to the extent that any Separate Agreement covers property which is "household goods", as that term is defined in 12 C.F.R. Section 227.12(d), and to the extent the proceeds of the loan evidenced by this note were not used to purchase such property, such "household goods" do not constitute any part of Collateral for the Obligations, and (c) whether or not the loan is used to purchase real property, no consumer protection provision of applicable law and no limitation on the remedy of garnishment provided under federal or state law is waived hereby. Notwithstanding any provision of this note to the contrary, if the proceeds of the loan evidenced by this note are used primarily for personal, family, household or agricultural purposes, and if Florida law governs this note, the agreement hereinabove made to pay an attorney's fee for collection following default applies only if the original principal balance of the loan exceeds $300, and the attorney's fee shall be a reasonable fee not exceeding 15% of the unpaid balance of this note after default and referral of this note to an attorney, not a salaried employee of the Holder, for collection.

EACH INDORSER OF THIS NOTE AGREES TO BE BOUND BY THE PROVISIONS PRINTED OR OTHERWISE APPEARING ABOVE AND ON THE FACE OF THIS NOTE, INCLUDING THE PROVISION FOR PAYMENT OF ATTORNEY'S FEES FOR COLLECTION.

                     CAUTION - IT IS IMPORTANT THAT YOU THOROUGHLY READ THE CONTRACT BEFORE YOU SIGN IT.

                     Signature  See Separate Guaranty Dated May 1, 1996   (SEAL)
                                ------------------------------------------

                     Address
                                ------------------------------------------------

                     Signature                                            (SEAL)
                                ------------------------------------------

                     Address
                                ------------------------------------------------

                     Signature                                            (SEAL)
                                ------------------------------------------

                     Address
                                ------------------------------------------------

                     Signature                                            (SEAL)
                                ------------------------------------------

                     Address
                                ------------------------------------------------

                                  SECURITY AGREEMENT

DEBTOR: [Last name(s) first, if individual(s)]       SECURED PARTY:

Telecommunications Service Center, Inc.              SouthTrust Bank of Florida,
                                                     National Association
------------------------------------------           ---------------------------
and David Veltman                                    P.O. Box 15708
-----------------------------------------            ---------------------------
412 East Madison St. Ste. 1215                       St. Petersburg, FL  33733
-----------------------------------------            ---------------------------
            mailing address

Tampa      Hillsborough   FL    33602                Date:  May  1, 1996
-----------------------------------------                  ---------------------
City        County      State    Zip


      1. For valuable consideration, receipt of which is hereby acknowledged, and in further consideration of the Secured Obligations (as hereinafter defined), the undersigned whether one or more than one, hereinafter referred to as "Debtor") hereby grants, bargains, sells, conveys, assigns, and sets over to the Secured Party named above (hereinafter referred to as "Secured Party"), and grants to Secured Party a security interest in, the following property and rights of Debtor (check applicable box(es)):

| | A.         all inventory of Debtor, whether now owned or hereafter acquired
(Inventory and by Debtor and wherever located, including, without limitation,
Documents)     all goods, merchandise, raw materials, work in process, finished goods, and other tangible personal property held for sale or lease or furnished under contracts of service or used or consumed in Debtors business and returned and repossessed goods; all Documents now or hereafter evidencing any such inventory; and all proceeds and products of the foregoing; and

|X| B.         all Accounts, General Intangibles, Instruments, and Chattel
(Accounts,     Paper, whether now owned or hereafter acquired by Debtor and
Intangibles,   whether now existing or hereafter arising, and all proceeds of
Instruments,   the foregoing, whether cash or non-cash, including returned and
Chattel Paper) repossessed goods; and

|X| C.         all Equipment, including, without limitation, all machinery,
(Equipment)    computer equipment and peripherals, furniture, furnishings, and motor vehicles, and all replacements thereof and substitutes therefor, and all accessories, additions, attachments and other goods now or hereafter installed in or affixed thereto or used in connection therewith, whether any of the foregoing now owned or hereafter acquired by Debtor and wherever located, and all proceeds thereof (but inclusion of proceeds shall not be deemed to imply that Secured Party authorizes the sale or other transfer or disposition of any such Equipment); |X| If this box is checked, the term "Equipment" as used in this agreement also includes Fixtures, including leasehold improvements and machinery and appliances which are attached to the real property in such a manner as to become Fixtures; and

| | D.         all crops (whether annual or perennial) and all livestock
(Farm          (including fowl) and all natural increase thereof, all feed,
Products)      seed, fertilizer and other supplies used or produced in farming operations, and all products of crops and livestock in their unmanufactured states, whether any of the foregoing is now owned or hereafter acquired by Debtor and wherever located, all contracts for the sale by Debtor of any of the foregoing, and all crop or acreage allotments, price supports or supplements and rights under governmental programs, and all proceeds of all of the foregoing, provided that no security interest attaches hereunder to crops which become such more than one year after this Security Agreement is executed unless the security interest in crops is given in conjunction with a lease or a land purchase or improvement transaction evidenced by a separate contract, mortgage, deed of trust or deed to secure debt. The security interest herein granted covers, without limitation, all crops growing or to be grown on the real property described on any Exhibit attached hereto.

(All of the property and rights described In A, B, C, and D above (as applicable) are sometimes hereinafter referred to collectively as "the Collateral.")

      2. This agreement and the security interest herein granted, secures the payment and performance of every loan and other extension of credit heretofore, now, or hereafter made to Debtor by Secured Party, any extensions or renewals thereof, all interest due or to become due to Secured Party on each such loan or other extension of credit, every note or other writing now or hereafter evidencing the obligation of Debtor to repay any such loan or other extension of credit and/or the interest thereon, every guaranty of payment or collection of the debt of another heretofore, now, or hereafter entered into by Debtor with Secured Party, every letter of credit reimbursement agreement heretofore, now, or hereafter entered into by Debtor with Secured Party, every lease of personal property heretofore, now, or hereafter entered into by Debtor with Secured Party, the payment and performance of all of Debtor's obligations under this agreement, and all other indebtedness and other obligations of Debtor to Secured Party, including all sums paid to Secured Party for Debtor's account by Debtor or any other person which are later recovered back from Secured Party by Debtor or any creditor of Debtor or any representative of Debtor or of Debtor's creditors, such as a trustee in bankruptcy, whether any of the foregoing debts and other obligations are joint or several, primary or secondary, direct or indirect, otherwise secured or unsecured, whether originally payable or owed to Secured Party or acquired by Secured Party from another (the terms "with Secured Party" and "by Secured Party" in this sentence being expressly intended to include Secured Party's assignors and predecessors in interest), and whether now existing or hereafter incurred prior to termination of this agreement as hereinafter provided. (All of the debts and other obligations described in the preceding sentence are hereinafter referred to collectively as the "Secured Obligations.")

      3. Debtor represents and warrants to Secured Party that:

      (a) Debtor's Inventory, Equipment and/or Farm Products are kept or stored only at the address shown below Debtor's name at the beginning of this agreement and at the following address(es) (use separate schedule if necessary):

--------------------------------------------------------------------------------
Street Address                  City             County            State    Zip

(Failure to list any address where Inventory, Equipment or Farm Products are kept shall not limit Secured Party's security interest, which covers all Inventory, Equipment and/or Farm Products of Debtor, wherever located.)

Debtor agrees not to keep or store any Inventory, Equipment and/or Farm Products at any address other than those set forth above except upon not less than 10 days advance notice in writing to Secured Party and upon compliance with the remaining terms of this agreement.

      (b) The address where the records concerning Debtor's Accounts are kept and the address of Debtor's chief executive office is the address shown below Debtor's name at the beginning of this agreement. Debtor agrees not to change the address where the records concerning Debtor's Accounts are kept or the address of Debtor's chief executive office except upon not less than 10 days advance notice in writing to Secured Party and compliance with the remaining terms of this agreement

      (c) If Debtor is a corporation, Debtor is duly organized and existing in good standing under the laws of the state of its incorporation and is duly qualified and in good standing in every other state in which the nature of its business or the ownership of its properties makes qualification necessary.

      (d) If Debtor is a corporation, the execution, delivery, and performance of this agreement are within Debtor's corporate powers, have been duly authorized, are not in contravention of law or the terms of Debtor's certificate of Incorporation, by-laws, or other incorporation papers, or of an Indenture, agreement or undertaking to which Debtor is a party or by which Debtor is bound.

      (e) Except for the security interest granted herein, and except as otherwise noted in writing herein or on a schedule attached hereto, Debtor is, and, as to Collateral acquired after the date hereof, will be, the owner of the Collateral free from any adverse lien, security interest or encumbrance.


      4. If paragraph 1.A, 1.C., or 1.D. above is marked, Debtor agrees with Secured Party as follows:

            Debtor will maintain insurance at all times with respect to all Inventory, Equipment and Farm Products against risk of fire (including so-called extended coverage), theft, water damage and such other risks as Secured Party may require from time to time and, in the case of motor vehicles, against risk of collision and vandalism, in such form, for such perils, and written by such companies as may be satisfactory to Secured Party. Secured Party shall be named as loss payee under such policies of insurance. Debtor may furnish such insurance through an existing policy or a policy independently obtained and paid for by Debtor. All policies of insurance shall provide for a minimum of 10 days written notice to Secured Party before cancellation. At request of Secured Party, Debtor will deliver such policies, or at Secured Party's option, certificates thereof, to Secured Party to be held by it. Debtor hereby appoints Secured Party the attorney-in-fact for Debtor for purposes of obtaining, adjusting, settling, and cancelling such insurance and of endorsing in Debtor's name and giving receipt for checks and drafts issued in payment of losses and as return premiums. In the event Debtor fails to provide any insurance as required herein, Secured Party may, at its option, purchase such insurance or, at Secured Party's option after 10 days' notice to Debtor, insurance covering only Secured Party's interest in the Inventory, Equipment and Farm Products. Debtor agrees to reimburse Secured Party on demand for the cost of such insurance. Debtor hereby assigns all insurance policies at any time covering the Inventory, Equipment or Farm Products and all return or unearned premiums thereon to Secured Party as additional collateral for the Secured Obligations.

      5. If paragraph 1.A. above is marked, Debtor agrees with Secured Party as follows:

            (a) Debtor will allow Secured Party and any of its officers, agents, attorneys, or accountants to examine or inspect the inventory wherever located at all reasonable times and to examine, inspect and make extracts from Debtor's books and records.

            (b) Debtor will keep the Inventory, all Documents with respect thereto, and proceeds of both free from any adverse lien, security interest or encumbrance, except that Debtor may, with Secured Party's written consent obtained in advance, grant a security interest in its Accounts, General Intangibles, Instruments, and/or Chattel Paper to another creditor. Debtor will keep the inventory in good condition, and will not waste or destroy any of the same. Debtor will not use the Inventory in violation of any statute or ordinance.

            (c) Until the occurrence of a default hereunder, Debtor may use the Inventory in any lawful manner which is consistent with Debtor's usual business and is not inconsistent with this agreement or with the terms or conditions of any policy of insurance thereon, and may sell the Inventory in the ordinary course of business. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt. Until the occurrence of a default, Debtor may also use and consume any raw materials or supplies, the use and consumption of which is necessary in order to carry on Debtor's usual business.

      IN WITNESS WHEREOF, Debtor has executed this agreement under seal, or the officers or agents of Debtor thereunto duly authorized have executed this agreement on behalf of Debtor, on or as of the date set forth above.

The provisions on the reverse side and on any attachments are part of this agreement.


ATTEST OR WITNESS:                      Telecommunications Service Center, Inc.
                                        and David Veltman
                                        ----------------------------------(SEAL)


-------------------------               By /s/ Harold Shankland     President
                                           -------------------------------------
                                           Harold Shankland            Title

                                        Signature David Veltman
                                                  ------------------------(SEAL)
                                                  David Veltman, Director

Additional signers on Page 3                               Initials: [ILLEGIBLE]

            (d) Upon request of Secured Party at any time, Debtor will deliver to Secured Party lists or copies of all Accounts which are proceeds of Inventory or Farm Products promptly after they arise. Unless Secured Party shall have otherwise agreed with Debtor in writing, Debtor will deliver to Secured Party, promptly upon receipt, all proceeds (except goods) of the Inventory or Farm Products received by Debtor, including proceeds of such Accounts, in precisely the form received by Debtor, except for the endorsement of Debtor where necessary to permit the collection of such proceeds (which endorsement Debtor hereby agreed to make) Debtor agrees not to mingle any proceeds of the Inventory or Farm Products with any of Debtor's own funds, goods or property, and at all times to hold such proceeds upon express trust for the Secured Party until delivery thereof is made to Secured Party. To evidence Secured Party's rights hereunder, Debtor will assign or endorse proceeds to Secured Party in such form as Secured Party may request and Secured Party shall have the full power and authority to collect, compromise, endorse, sell, or otherwise deal with proceeds in its own name or that of Debtor. Secured Party in its discretion may apply cash proceeds to the payment of any of the Secured Obligations or may release such cash proceeds to Debtor for use in the operation of Debtor's business.

            (e) With respect to proceeds of the Collateral in the form of Accounts, Secured Party may at any time before or after default notify account debtors that the Accounts have been assigned to Secured Party and shall be paid to Secured Party. Upon request of Secured Party at any time Debtor will so notify such account debtors and will indicate on all invoices to such account debtors that the Accounts are payable to Secured Party.

      6. If paragraph 1.B. is marked above, Debtor hereby agrees with Secured Party as follows:

            (a) For the consideration recited in paragraph 1 above, Debtor hereby leases to Secured Party, during the term of this agreement, all file cabinets, books, ledgers, microfilm, microfiche, magnetic tapes, magnetic discs, and other information retrieval or storage systems, on which, or in which, any of Debtor's records concerning its Accounts, General Intangibles, Instruments, and Chattel Paper, are kept or stored. Debtor agrees to deliver all of the foregoing property, or any part thereof specified by Secured Party, to Secured Party upon request. Debtor agrees that Secured Party may come on any premises where any of such property is located at any reasonable time to take possession of such property, and that the entry of such premises by Secured Party will not constitute a trespass and the taking of such property by Secured Party will not constitute a trespass to, or a conversion of, any such property.

            (b) Secured Party shall have the right at any time, whether before before or after the occurrence of a default hereunder by Debtor, to notify any or all account debtors on the Accounts or General Intangibles, and any or all obligors on the instruments or Chattel Paper, to make payment directly to Secured Party, or to make payment to an address (a "lock box") under the exclusive control of Secured Party. Upon request of Secured Party, Debtor agrees immediately to notify such account debtors and obligors to make payment directly to Secured Party or to such lock box and to place Secured Party's address or such lock box's address on Debtor's invoices and statements as the address to which payment should be made. To the extent Secured Party does not so elect to notify, or does not request Debtor to notify, the account debtor or obligors, Debtors shall continue to collect the Collateral. Debtor agrees not to mingle any proceeds of any of the Collateral with any of Debtor's own funds, goods or property, and at all times to hold such proceeds upon express trust for the Secured Party until delivery thereof is made to Secured Party. Debtor agrees to deliver all proceeds of the Collateral, in precisely the form received by Debtor, except for the endorsement of Debtor where necessary to permit the collection of such proceeds (which endorsement Debtor hereby agrees to make). Secured Party may apply such proceeds to any of the Secured Obligations, whether or not such Secured Obligations shall have matured by their terms, or Secured Party may, at its option, release such proceeds to Debtor for use in Debtor's business. Secured Party need not apply nor give credit for any item included in such proceeds until Secured Party has received final payment therefor at its offices in cash or solvent credits acceptable to Secured Party.

            (c) Weekly, monthly, or at such other intervals as Secured Party shall designate, Debtor will deliver to Secured Party lists and agings of all of Debtor's Accounts in such form, and in such detail, as Secured Party shall require, together with copies of invoices, delivery receipts, bills of lading, and such other documents in support of Debtor's Accounts as Secured Party shall require.

            (d) If any of the Accounts arise out of contracts with the United States or any agency thereof, Debtor agrees to notify Secured Party thereof and to execute such documents as shall be necessary to permit Secured Party to perfect its right to receive payment under the federal Assignment of Claims Act.

            (e) Upon request of Secured Party, Debtor will purchase insurance covering the loss of, and cost of reconstruction of, Debtor's records of its Accounts, General Intangibles, Chattel Paper and Instruments, such insurance to be issued by an insurer acceptable to Secured Party and to contain such coverage provisions as Secured Party shall request.

      7. Debtor hereby covenants, represents, and warrants as follows:

            (a) Debtor agrees to keep all records concerning the Collateral in a fireproof and safe place and, upon request of Secured Party, to make such records available to Secured Party, its agents, attorneys, and accountants, at any reasonable time and without hindrance or delay to allow Secured Party to inspect, audit, check or make extracts from such records.

            (b) Debtor hereby represents, warrants and agrees with Secured Party that: (i) (except as otherwise noted in writing hereon or in a schedule attached to this agreement) Debtor is the owner of the Collateral, free and clear of all liens and encumbrances, and has the full right and power to transfer the Collateral to Secured Party and to grant to Secured Party the security interest provided in this agreement; (ii) Debtor will not make any other assignments of the Collateral, nor create any other security interest therein, nor permit any other financing statement to be filed in any public office with respect thereto (except as otherwise expressly agreed in writing by Secured Party), nor permit either Debtor's or Secured Party's rights therein to be reached by attachment, levy, garnishment, or other judicial process; (iii) each debt owing to Debtor which is a part of the Collateral, and all names of all account debtors, amounts owing, due dates, and other facts appearing on Debtor's records relating thereto, are true, correct and genuine and are what they purport to be, and each such debt arises out of a bona fide sale of goods or other property sold and delivered to, or out of services heretofore tendered by Debtor to, the account debtors so indicated, and the amount of each such debt is unconditionally owed to Debtor by each such account debtor, except for normal cash discounts, and is not subject to any offset, credit, deduction, or counterclaim, and Debtor is the sole owner thereof; (iv) Debtor will promptly notify Secured Party in writing in the event any such account debtor refuses to accept or returns any goods which are the subject of any debt owed to Debtor which is a part of the Collateral, and of the bankruptcy, insolvency, or cessation of business of or by any such account debtor, and of any Claim asserted against Debtor for credit allowance, adjustment, offset or counterclaim by any such account debtor; (v) Debtor agrees not to sell or otherwise dispose of any Equipment except worn out or obsolete Equipment which are immediately replaced with other Equipment of equivalent function and of equal or greater value (and if a motor vehicle, upon which the lien of Secured Party has been properly noted on the certificate of title therefor); (vi) Debtor agrees not to sell, collect, assign, negotiate, or otherwise transfer any of Debtors Inventory, Accounts, General Intangibles, Instruments, or Chattel Paper outside the ordinary course of Debtor's business as conducted on the date of this agreement; and (vii) all of Debtor's Inventory is and will be produced in compliance with the federal Fair Labor Standards Act.

            (c) Debtor hereby irrevocably makes, constitutes, and appoints Secured Party and any of its officers or designees as Debtor's true and lawful attorney-in-fact with full power and authority to do any and all acts necessary or proper to carry out the intent of this agreement, including, without limitation, the right, power and authority (i) to receive and give receipt for any amount or amounts due or to become due to Debtor on account of the Collateral and to endorse and negotiate in the name of Debtor any check or other item issued in payment or on account thereof, and in the name of Secured Party or of Debtor to enforce by suit or otherwise, compromise, settle, discharge, extend the time of payment, file claims or otherwise participate in bankruptcy proceedings, and otherwise deal in and with the collateral and any proceeds thereof; (ii) to open mail addressed to Debtor, remove any Collateral or proceeds of the Collateral therefrom, and deliver the remainder of such mail to Debtor, and (iii) to do all acts and things deemed by Secured Party to be appropriate to protect, preserve and realize upon Secured Party's security interest hereunder; but Secured Party shall not be under any duty to exercise such authority or power or in any way responsible for collecting or realizing upon the Collateral. Debtor hereby ratifies and confirms all that Secured Party, its officers or designees, shall do as such attorney-in-fact by virtue of the foregoing powers, which power is coupled with an interest and are irrevocable until this agreement has been terminated as hereinafter provided.

      8. (a) Debtor shall do, make, execute, and deliver to Secured Party all such additional and further acts, things, assignments, assurances, and instruments as Secured Party may require to more completely vest in and assure to Secured Party its rights hereunder and in or to the Collateral and the proceeds thereof. Debtor will deliver all Instruments, Documents, and Chattel Paper which constitute a part of the Collateral to Secured Party upon request, duly endorsed by Debtor to the order of Secured Party or in blank in form satisfactory to Secured Party.

            (b) Debtor will pay promptly when due all taxes and assessments upon the Collateral or any part thereof, upon its use or operation, upon the proceeds thereof, upon this Security Agreement, or upon any note or notes evidencing the Secured Obligations. At its option, Secured Party may discharge any taxes, liens, security interests or other encumbrances at any item levied or placed on the Collateral or any part thereof and may pay for the maintenance and preservation of the Collateral, but Secured Party shall not be under any duty to exercise any such authority. Debtor agrees to reimburse Secured Party, upon demand, for any payment made or any expense incurred by the Secured Party pursuant to the foregoing authorization.

            (c) All sums expended by Secured Party which Debtor is obligated to reimburse Secured Party under this agreement shall bear interest from the date reimbursement is due until the date paid at the rate provided in the note evidencing the Secured Obligation with respect to which the sum was expended by Secured Party, or if no single such note exists or is identifiable, then at the rate which is two percentage points in excess of the average of the prime rate of the three largest banks in New York City three business days before the expenditure was made, but in any event not more than the maximum rate allowed by law. All such sums and the interest thereon shall be secured by the security interest granted in this agreement.

            (d) At the request of Secured Party, Debtor will execute financing statements pursuant to the Uniform Commercial Code in form and number satisfactory to Secured Party and will pay the cost of filing the same in all public offices where filing is deemed by Secured Party to be necessary or desirable. Debtor agrees that a carbon or photostatic copy of this agreement may be filed as a financing statement in any public office. If certificates of title are issued or outstanding with respect to any of the Collateral, Debtor will cause the interest of Secured Party to be properly noted thereon at Debtor's expense. Without the written consent of Secured Party, Debtor will not allow any adverse financing statement covering any of the Collateral to be on file in any public office. Secured Party may elect not to perfect its security interest in all or any part of the Collateral without discharging or otherwise impairing its rights against Debtor or any other party.

      9. Any or all Of the Secured Obligations shall, at the option of Secured Party and notwithstanding the stated maturity date of any instrument evidencing any such Secured Obligation, become immediately due and payable without notice or demand upon the occurrence of any of the following events, each of which shall constitute a default hereunder;

            (a) Debtor's failure to pay or perform as and when due any of the Secured Obligations or any note evidencing the same;

            (b) Debtor's failure to pay or perform as and when due any covenant contained in this agreement or if any warranty or representation made or any writing furnished to Secured Party by or on behalf of Debtor in or in connection with this agreement is breached or is false or inaccurate in any material respect when made or furnished;

            (c) Any event occurs which results in the acceleration of the maturity of any indebtedness of Debtor to others under any indenture, agreement, or undertaking;

            (d) Loss, theft, damage, or destruction of any material part of the Collateral, or any levy, seizure, garnishment or attachment thereof or thereon;

            (e) Death, dissolution, termination of existence, insolvency, cessation or business, or appointment of a receiver for any part of the property of, general assignment for the benefit of creditors by, or the commencement of any proceeding under any chapter of the Federal Bankruptcy Code or any insolvency laws by or against, Debtor or any guarantor or surety for Debtor on any of the Secured Obligations.


SF52712 (C) SouthTrust Corporation Rev. 10/90
                                            Page 2 of 3 /s/ [Illegible] Initials
                                                        ---------------

      10. Upon the occurrence of any event of default set forth in the preceding paragraph, and at any time thereafter, Secured Party shall have the right to take possession of all or any part of the Collateral and, with or without taking possession thereof, to sell the Collateral at one or more public or private sales, at Secured Party's option and collect the Accounts, Instruments, Chattel Paper, and General Intangibles which are a part of the Collateral. At Secured Party's request, Debtor agrees to assemble the Collateral and to make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Debtor waives any notice of sale or other disposition of the Collateral and agrees that notice of sale or other disposition of the Collateral hereunder, or any part thereof, which cannot be waived shall be sufficient if such notice is delivered to Debtor or mailed, postage prepaid, to the address of Debtor shown at the beginning of this agreement, or such other address as Debtor shall have furnished Secured Party in writing for such purpose, at least ten (10) calendar days before the time of the sale or disposition. Debtor agrees to pay Secured Party on demand any and all expenses, including attorneys' fees in the amount of 15% of the unpaid balance of the Secured Obligations at the time of default (or the maximum fee allowed by law, if less than 15%, or a reasonable attorney's fee if applicable law does not permit the parties to agree to the amount of the attorney's fee prior to default) incurred or paid by Secured Party in protecting or enforcing the Secured Obligations and the rights of Secured Party hereunder, including Secured Party's right to take possession of and sell or dispose of the Collateral, and in repossessing and storing the Collateral, collecting the Collateral, preparing the Collateral for sale, advertising and conducting such sale, and collecting the proceeds of such sale. Payment of all such expenses and the interest thereon shall be secured by the security interest granted in this agreement. The proceeds of any sale or other disposition or collection of the Collateral shall be applied, first, to the payment of all costs and expenses incurred by Secured Party in connection with such sale or other realization including, without limitation, attorneys' fees as specified above and all costs of litigation, and to the repayment of all advances made by Secured Party hereunder for the account of Debtor and the payment of all costs and expenses paid or incurred by Secured Party in connection with this agreement or in the exercise of any right or remedy hereunder or under applicable law, to the extent that such advances, costs and expenses have not previously been paid to Secured Party upon demand to Debtor therefor; second, to the payment of the Secured Obligation in such order as Secured Party may elect; and third, to Debtor, or the person then entitled thereto, or as a court of competent jurisdiction may direct. No sale or other disposition of any of the Collateral shall extinguish any of the Secured Obligations except to the extent that the net proceeds of such sale or disposition are applied thereto. Debtor will remain obligated to pay any deficiency.

      11. Secured Party shall have the right to set off the Secured Obligations against any indebtedness or liability of Secured Party to Debtor at any time existing. As additional security for the Secured Obligations, Debtor hereby transfers and assigns to Secured Party, and grants to Secured Party a security interest in, all account balances, credits, deposits, and rights of withdrawal of Debtor with Secured Party, whether now owned or hereafter acquired, and whether jointly or severally held, and Debtor agrees that Secured Party shall have a lien upon and security interest in all property of Debtor of every kind now or hereafter in the possession or control of Secured Party for any reason.

      12. (a) Secured Party's rights and remedies hereunder, under other agreements or instruments, and under applicable law (including the Uniform Commercial Code) are cumulative and may be exercised successively or concurrently. Secured Party shall not be deemed to have waived any of its rights hereunder, under any other agreement or instrument, or under law except in a writing signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right or remedy shall operate as a waiver thereof, and a written waiver on any one occasion shall not be construed as a bar or waiver of any right or remedy on any future occasion.

            (b) Whenever there is no outstanding Secured Obligation and no commitment on the part of Secured Party under any agreement which might give rise to a Secured Obligation, Secured Party will deliver to Debtor a written termination of this agreement upon written request therefor from Debtor. Prior to such termination this shall be a continuing agreement in every respect.

            (c) This agreement and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of the state where the address of Secured Party set forth above is located. This agreement is effective when signed by Debtor and delivered to Secured Party, and binds Debtor and inures to the benefit of Secured Party and their respective heirs, successors, and assigns. The provisions of this agreement are severable, and the invalidity or unenforceability of any provision hereof shall not affect the remaining provisions of this agreement.

            (d) All terms used in this agreement which are not expressly defined herein shall have the meaning, if any, assigned to them in Article 9 of the Uniform Commercial Code.

            (e) Time is of the essence of every provision of this agreement.

Additional Signers for Telecommunications Service Center, Inc. and David
Veltman:


/s/ Raoul Boielle
-----------------------------------
Raoul Boielle, CEO


/s/ David Veltman
----------------------------------
David Veltman, Individually


SF52712 (C) SouthTrust Corporation Rev. 10/90
                                            Page 3 of 3 /s/ [Illegible] Initials
                                                        ---------------

                   FURTHER ASSURANCE AND COMPLIANCE AGREEMENT

      For and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, and the funding of that certain Loan of even date in the amount of $400,000.00 from SOUTHTRUST BANK OF Florida, National Association (herein, "Bank") to the borrower agrees to cooperate, adjust, initial, re-execute and re-deliver any and all closing documents, including but not limited to any notes, mortgages, deeds, affidavits and closing statements if deemed necessary or desirable in the sole discretion of the bank in order to consummate or complete the Loan from the Bank to Borrower or to perfect the Bank's lien or mortgage. It is the Intention of the Borrower that all documentation for the Loan shall be an accurate reflection of the Bank's requirements.

      The Borrower agrees and convenants to assure that the Loan and its documentation will conform to the Bank's requirements. The Bank is relying upon this Agreement and the convenants contained herein in closing this transaction and funding the Loan to Borrower.

      Bank shall have the right to bring suit to enforce the obligations incurred in connection with this Agreement, and in the event any suit is brought to enforce this Agreement, the Bank shall be entitled to recover all costs and expenses incurred, including a reasonable attorney fee.

      DATED this 1st day of May, 1996

WITNESSES:                                 "BORROWER(S)":
                                              Telecommunications Service Center,
-------------------------------               Inc. and David Veltman


/s/ W C Chase, Jr.                         /s/ Harold Shankland
-------------------------------            -------------------------------------
                                           Harold Shankland, President


/s/ [Illegible]                            /s/ David Veltman
-------------------------------            -------------------------------------
                                           David Veltman, Director

------------------------------


/s/ [Illegible]                            /s/ Raoul Boielle
                                           -------------------------------------
                                           Raoul Boielle, CEO
Loan # 9520773-00002
       -----------------------

                                           /s/ David Veltman
                                           -------------------------------------
                                           David Veltman


SF 1035 3/90